UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

NITCHES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

NITCHES, INC.

     10280 Camino Santa Fe
San Diego, California 92121
_____________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AUGUST 29, 2007

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Nitches, Inc. will be held at our offices located at 10280 Camino Santa Fe, San Diego, California 92121, at 9:30 a.m. on August 29, 2007 for the following purposes:

1.	To elect a board of five directors.
2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

A record date of July 23, 2007 has been established to determine shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO FILL IN THE ENCLOSED PROXY AND TO SIGN AND FORWARD IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. ANY SHAREHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE AND DELIVERING IT TO OUR CORPORATE SECRETARY AT ANY TIME BEFORE THE MEETING, BY DELIVERING WRITTEN NOTICE OF REVOCATION TO OUR CORPORATE SECRETARY AT ANY TIME BEFORE THE MEETING, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF STOCK THAT YOU HOLD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR PROXY WILL HELP LIMIT EXPENSES INCIDENT TO PROXY SOLICITATION.

By Order of the Board of Directors

July 25, 2007	/s/ Steven P. Wyandt
San Diego, CA	Steven P. Wyandt, Chairman

NITCHES, INC.
10280 Camino Santa Fe
San Diego, California 92121
_____________________

PROXY STATEMENT
____________________

General Information

     This proxy statement is solicited by, and is forwarded in connection with, solicitation of proxies by the board of directors of Nitches, Inc. for the annual meeting of shareholders to be held on Wednesday, August 29, 2007. Only shareholders of record at the close of business on July 23, 2007 are entitled to notice of and to vote at the meeting. Proxies and proxy statements are expected to be mailed to shareholders on approximately July 25, 2007. In this proxy statement the words “us,” “our,” “we,” or the “Company” refer to Nitches, Inc., a California corporation.

     We will pay the expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, other approved electronic media or personal solicitation by our directors, officers and other regular employees.

     We know of no matter to be brought before the meeting other than the proposals discussed herein. If, however, any other matters properly come before the meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies. Our complete mailing address is 10280 Camino Santa Fe, San Diego, California 92121.

Voting

     Each shareholder of record is entitled to one vote for each share held on all matters to come before the meeting, except that shareholders may have cumulative voting rights with respect to the election of directors. All proxies that are returned will be counted by the inspector of elections in determining the presence of a quorum and on each issue to be voted on. Abstentions or broker non-votes (votes from shares held of record in “street name” as to which the beneficial owners have not provided voting instructions) will be included in the calculation of the number of votes considered to be present at the meeting, but are not counted in the voting process.

     Cumulative Voting. The proxy process does not permit shareholders to cumulate votes. No shareholder can cumulate votes unless the candidate or candidates' names for which such votes are to be cast have been placed in nomination prior to voting and a shareholder has given notice of their intention to cumulate their votes at the meeting and prior to the voting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Our management does not, at this time, intend to give notice of cumulative voting or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is properly given at the meeting, in which instance our management intends to cumulatively vote all of the proxies held by it in favor of the nominees as set forth herein. In the event cumulative voting is used, each shareholder may cast a number of votes equal to the number of directors to be elected multiplied by the number of votes that the shareholder's shares would otherwise entitle the shareholder. The shareholder may cast these votes for one nominee or distribute these votes among as many candidates as the shareholder wishes. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected.

     Proxies. The shares represented by proxies that are returned properly signed will be voted in accordance with the shareholders' directions. If the proxy card is signed and returned without direction as to how they are to be voted, or only direction as to how they are to be voted in respect of one of the proposals, the shares will be voted as recommended by our board of directors as to the proposal(s) to which no voting direction was given. Shareholders may revoke any proxy before it is voted in any of the following three ways:

(i)	By attending the meeting and voting in person. Note that attendance at the meeting will not, by itself, revoke your proxy. In addition, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.
(ii)	By executing a new proxy with a later date and delivering it to our corporate secretary at any time before the meeting.
(iii)	By delivering written notice of revocation to our corporate secretary at any time before the meeting.

Quorum

     Holders of a majority of the outstanding shares of our common stock entitled to vote must be present, in person or by proxy, at the meeting to achieve the required quorum for the transaction of business. As of the record date, 5,659,644 shares of common stock, representing the same number of votes, were outstanding. Therefore, the presence of the holders of common stock representing at least 2,829,822 votes will be required to establish a quorum. If a quorum is not achieved, holders of the votes present, in person or by proxy, may adjourn the meeting to another date.

ELECTION OF DIRECTORS
(Proposal #1)

     Our directors are elected annually and hold office until the next annual meeting of shareholders and until their successors have been elected and qualified. In the event any nominee is unable to or declines to serve as director at the time of the annual meeting, the proxy will be voted for a substitute selected by the nominating committee of our board of directors. Our management has no reason to believe, at this time, that the persons nominated will be unable or will decline to serve if elected.

     The following table sets forth certain information with respect to our directors and executive officers, all of whom are also nominees for our board of directors.

NAME	AGE	POSITION
Steven P. Wyandt	62	Chairman, Chief Executive Officer and Chief Financial Officer
Paul M. Wyandt	38	Director, President and Chief Operating Officer
Eugene B. Price II	63	Director
Michael D. Sholtis	59	Director
T. Jefferson Straub	65	Director

     Mr. Steven Wyandt has been a director since 1989. He has been our chief executive officer since 1987. Mr. Wyandt was a director and chairman of Body Drama, Inc. until August 31, 1998, which at the time was one of our wholly owned subsidiaries but was merged into us as of that date. Steven Wyandt is the father of Paul Wyandt, one of our officers and directors.

     Mr. Paul Wyandt has been a director since 2001. He has been our president and chief operating officer since 2001. He has been with us in the areas of finance, accounting, marketing and technology since 1997. Prior to that, he was vice president of finance and operations of CMS Technologies, a company that designed hardware and software for personal computer security.

     Mr. Eugene Price has been a director since 1973. From 1973 until he retired in May 1987, Mr. Price served as our vice president with primary responsibilities in sales and administration. He is currently retired.

     Mr. Michael Sholtis has been a director since 2005. Mr. Sholtis, who is currently retired, was a retail executive with over 30 years of management experience with regional and national retailers including Belk Stores, McCraes, Sears, May Company and Allied Stores. He is a current member of the Retail, Textile and Marketing Board of the University of North Carolina, Greensboro.

     Mr. T. Jefferson Straub has been a director since 2005. Mr. Straub has served since 1975 as the president of Profit Management Consultants, a firm specializing in strategic planning, capital finance, and mergers & acquisitions. He also teaches courses in finance and international business as an adjunct professor at Webster University. Mr. Straub was previously a founder and executive team member of Fotomat Corporation, a retail film development company, from 1967 to 1975.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL FIVE DIRECTOR NOMINEES LISTED ABOVE.

CORPORATE GOVERNANCE

Director Independence

     Our board of directors has determined that each of Messrs. Price, Sholtis and Straub are “independent” under the criteria established by the NASDAQ for independent board members. In addition, our board of directors has determined that the members of our audit committee meet the additional independence criteria required for audit committee membership.

Meetings and Committees

     During fiscal year 2006 our board of directors held seven meetings. Our board of directors has a standing audit committee, corporate governance and nominating committee, and compensation committee. During fiscal 2006, all directors attended at least 75% of the meetings of our board of directors and the committees of which they were members.

     The members of each of the committees of our board of directors and the number of times they met during fiscal year 2006 is set forth below:

	Members	# of Meetings
Audit Committee	Price, Sholtis, and Straub	9
Corporate Governance and Nominating Committee	Price, Sholtis, and Straub	1
Compensation Committee	Price and Sholtis	1

     Audit Committee

     Our audit committee operates under a written charter, a copy of which was filed with our proxy statement related to our 2005 annual meeting of shareholders. Our audit committee, among other things: (i) oversees our accounting and financial reporting processes and the audits of our financial statements; (ii) serves as an independent and objective party to monitor our policies for internal control systems; (iii) retains the independent auditors, reviews and appraises their independence, qualifications and performance, and approves the terms of engagement for audit service and non-audit services; (iv) provides an open avenue of communication among the independent auditors, financial and senior management, and our board of directors; and (v) administers our whistleblower protection policy.

     Our board of directors has determined that Mr. Straub, the chair of our audit committee, qualifies as an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K and under the NASDAQ Marketplace Rules.

     Compensation Committee

     Our compensation committee operates under a written charter, a copy of which was filed with our proxy statement related to our 2005 annual meeting of shareholders. Our compensation committee, among other things: (i) is responsible for setting base compensation, awarding bonuses and setting the number and terms of options for our executive officers and approval of the number and terms of options for all other employees; and (ii) establishes base salaries for executive officers at levels that it believes are sufficient to attract and retain such executives. The compensation committee may use independent survey reports for comparable companies to assist in establishing the base salaries.

     Compensation Committee Interlocks and Insider Participation

     Our compensation committee is comprised of Messrs. Price and Sholtis, each of whom are independent directors. No member of our compensation committee is currently, or has been, an officer or employee of the Company.

     Nominating and Governance Committee

     Our nominating and governance committee operates under a written charter, a copy of which was previously filed with the SEC. Our nominating and governance committee, among other things: (i) identifies, evaluates and recommends nominees to our board of directors and its committees; (ii) conducts searches for appropriate directors; (iii) evaluates the performance of our board of directors and of individual directors; (iv) reviews developments in corporate governance practices; (v) evaluates the adequacy of our corporate governance practices and reporting; and (vi) makes recommendations to our board of directors concerning corporate governance matters.

     Our nominating and governance committee's policy is that it will consider director nominee recommendations of the security holders received by our corporate secretary by October 31 of each year. Recommendations of candidates who have at least 10 years of management and apparel or retail industry experience with a company with sales of at least 75% of that of the Company, or who could bring appropriate diversity to the our board of directors, or who possess other relevant qualifications (for example finance and accounting, marketing) would be preferred. If a vacancy in our board of directors occurs, our nominating and governance committee will consult with all board members to identify candidates known to them or whom they would recommend be considered and would review any security holder recommendations on file. Our nominating and governance committee would screen and then personally interview appropriate candidates and have those candidates meet with some additional board members, certain members of management and the chairman of the board. The nominating and governance committee would evaluate responses and recommend to the full board the name of any candidate it felt should become a management and board nominee for election or appointment.

     Our board of directors consists of five directors, three of whom are independent. Our nominating and governance committee has not received or considered shareholder proposals for nomination as directors and has not received an unsolicited proposal regarding a candidate who might possess appropriate background and experience.

     Any shareholder who wishes to recommend for the nominating and governance committee’s consideration a prospective nominee to serve on our board of directors may do so by providing the candidate’s name and qualifications in writing to the following address: Nitches, Inc., c/o Nominating and Governance Committee, 10280 Camino Santa Fe, San Diego, CA 92121.

Communications with Directors

     Any shareholder may communicate in writing by mail at any time with the whole board or any individual director (addressed to “Board of Directors” or to a named director) Nitches, Inc., 10280 Camino Santa Fe, San Diego, CA 92121. All communication will be promptly relayed to the appropriate recipient(s) and the chairman of our board of directors will coordinate replies where necessary.

Annual Meeting Attendance

     It is the policy of our board of directors that its members attend the annual meeting of shareholders. The 2006 annual meeting was attended by all of the incumbent directors.

Code of Ethics

     We have adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers, and employees. The Code of Ethics and Business Conduct is posted on our website at www.nitches.com. Amendments to, and waivers granted under, our Code of Ethics and Business Conduct , if any, will be posted to our website as well.

PRINCIPAL ACCOUNTANT FEES & SERVICES

     We engaged Berenson LLP to serve as our principal accountant for fiscal year 2007. Berenson served as our principal accountant in 2006. During 2006, Berenson was acquired by JH Cohn LLP. Representatives from JH Cohn have been invited to attend the meeting. If they attend, they will be provided the opportunity to make a statement if they desire to do so, and are expected to be available to answer appropriate questions.

Audit Fees

     The aggregate fees billed for each of the fiscal years 2006 and 2005 for professional services rendered by Berenson for the audit of our annual financial statements and review of our financial statements included in our Form 10-Qs was $153,176 and $102,673, respectively. The aggregate fees billed in fiscal year 2005 by Moss Adams LLP for the review of our fiscal 2005 financial statements included in our Forms 10-Q were $41,167.

Tax Fees

     The aggregate fees billed by Dunlap, Klingensmith, Dunlap & Peck for tax compliance, tax advice and tax planning services during fiscal 2006 were $16,956. The aggregate amount billed by Moss Adams during fiscal year 2005 for the same services was $34,372.

All Other Fees

     We did not engage either Berenson or Moss Adams on any other matters not otherwise included in the above categories in either fiscal 2006 or 2005, other than professional services rendered by Berenson for the planning and review of acquisition transactions for fiscal 2006, the aggregate fees for which were $9,495.

Audit Committee Pre-Approval Policy

     Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services include audit and audit-related services, tax services, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to our audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. Our audit committee may also pre-approve particular services on a case-by-case basis.

REPORT OF THE AUDIT COMMITTEE*

     The audit committee of the Company’s board of directors is composed of three non-employee, independent directors (as defined by NASD). The audit committee, as one of its responsibilities, provides oversight of the Company’s financial reporting. The management of the Company is responsible for the preparation and integrity of the financial reporting and the related systems of internal controls. The independent auditors are responsible for performing review of the quarterly financial reports and audit of the fiscal year end financial statements in accordance with generally accepted auditing standards. The audit committee selects and appoints the Company’s independent auditors.

     The audit committee selected Berenson LLP to serve as the Company’s registered independent auditor for the fiscal year ending August 31, 2006.

     The audit committee has reviewed and discussed with management and the auditors the Company’s audited financial statements for the fiscal year ending August 31, 2006. Management has confirmed that the financial statements have been prepared with integrity, objectivity, and in conformity with generally accepted accounting principles. The audit committee has discussed with Berenson LLP the matters as required by Statement on Auditing Standard No. 61. This statement requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the fiscal year end financial statements with respect to their responsibility under generally accepted auditing standards, significant accounting principles, management judgments and estimates, any significant audit adjustments, any disagreements with management, and any difficulties encountered in performing the audit.

     Based on the review and discussions described above regarding the audited financial statements for fiscal year 2006, the audit committee has recommended to the board of directors that these financial statements be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission and mailing to the shareholders of the Company.

     The audit committee has received from Berenson LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 with respect to any relationships between them and the Company that in their judgment may reasonably be thought to bear on independence. The audit committee has concluded that since there were no other services other than audit, that their independence is maintained. Berenson LLP has discussed their independence with us and has confirmed in such letter that it is independent of the Company within the meaning of the federal securities laws.

     The audit committee appointed Berenson LLP to serve as the independent auditors for fiscal year 2007.

     This report is submitted by the members of the Audit Committee: T. Jefferson Straub, Eugene B. Price II, and Michael D. Sholtis.

* The material in this Report of the Audit Committee is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

PERFORMANCE GRAPH

     The following graph compares our performance for the period September 1, 2001 through August 31, 2006 with the performance of the NASDAQ market index and the average performance of companies comprising the Dow Jones US Industry Group Clothing & Fabrics, which is published by the Dow Jones Corporation. The index assumes $100 is invested on September 1, 2001 and assumes dividends are reinvested.

EXECUTIVE & DIRECTOR COMPENSATION

     The following table shows the compensation provided to our chief executive officer and each of the other most highly-compensated executive officers who served as such at the end of fiscal 2006 and whose annual compensation exceeds $100,000:

				Long Term Compensation
	Annual Compensation			Awards		Payouts
					Securities
			Other	Restricted	Underlying
			Annual	Stock	Options/	LTIP	All
	Salary	Bonus	Comp.	Awards	SARs	Payouts	Other
Name/Title	$	$	$	$	#	$	Comp.
Steven P. Wyandt
CEO & CFO
2006	250,000	--	--	--	--	--	--
2005	250,000	--	--	--	--	--	--
2004	250,000	--	--	--	--	--	--
Paul M. Wyandt
President & COO
2006	160,000	--	--	--	--	--	--
2005	160,000	--	--	--	--	--	--
2004	160,000	--	--	--	--	--	--

     There were no stock options outstanding or granted during fiscal year 2006.

     We entered into an employment agreement with Steven P. Wyandt, effective September 1, 2001 through August 31, 2004, which since such date has continued on a month-to-month basis. Pursuant to this agreement, Mr. Wyandt serves as our chief executive officer and chief financial officer. The agreement provides for a base annual salary of $250,000, or a higher amount as our board of directors may approve. In addition, Mr. Wyandt may receive a bonus at the discretion of our board of directors.

     We entered into an employment agreement with Paul M. Wyandt, effective April 1, 2006 through March 31, 2011. Pursuant to this agreement, Mr. Wyandt serves as our president and chief operating officer. The agreement provides for a base annual salary of $160,000, or a higher amount as our board of directors may approve. In addition, Mr. Wyandt may receive a bonus at the discretion of our board of directors.

Director Compensation

     All directors who are not also our employees receive $24,000 annually, plus $1,000 for attendance at each board of directors and committee meeting and reimbursement of reasonable expenses. The $1,000 fee is not paid for attendance at a committee meeting that is held the same day the board of directors meets nor for participation in any meeting telephonically.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     Our compensation committee, which is comprised of independent directors, operates under a written charter, a copy of which was filed with our proxy statement related to our 2005 annual meeting of shareholders. Our compensation committee, among other things: (i) is responsible for setting base compensation, awarding bonuses and setting the number and terms of options for our executive officers and approval of the number and terms of options for all other employees; and (ii) establishes base salaries for executive officers at levels that it believes are sufficient to attract and retain such executives. The compensation committee may use independent survey reports for comparable companies to assist in establishing the base salaries.

     Our overall executive compensation philosophy is based on the following objectives:

  to offer competitive levels of total compensation that will effectively support our ability to attract, retain and reward experienced and talented executive officers; and

  to link executive compensation to our performance and the interests of our stockholders on a long-term basis.

     Total compensation for our executive officers includes base salary and may include performance bonuses, executive perquisites and participation in our employee benefit plans. The compensation committee reviews compensation data prepared by our management and third party reports and surveys to compare our compensation package with that of similarly-sized companies operating in our industry and geographic area.

     The policy of the compensation committee is to offer sufficient compensation to attract, retain and reward experienced and talented executive officers. To meet this goal, initial salaries are based on negotiations with the particular executive officer, subject to review by the compensation committee. This review takes into account the candidate’s experience and credentials and the current market conditions. Base salaries of executive officers are also reviewed annually by the compensation committee and adjustments are made based on (i) salary recommendations from management, (ii) individual performance of executive officers for the previous fiscal year, (iii) our financial results for the previous year, (iv) our financial condition and (v) reports to the compensation committee from the compensation surveys concerning competitive salaries, scope of responsibilities of the officer position and levels paid by similarly-sized companies in our industry and geographic area. Our chief executive officer does not make recommendations regarding his own compensation.

     The compensation committee believes that the total compensation of our chief executive officer should be largely based upon the same policies and criteria used for other executive officers. Each year the compensation committee reviews our chief executive officer’s compensation arrangement, the individual performance for the calendar year under review, as well as our company performance. The compensation committee approved the compensation of our chief executive officer during the 2006 fiscal year.

     It is the opinion of the compensation committee that the aforementioned compensation policies and structures provide the necessary incentives to properly align our financial performance and the interests of our stockholders with balanced and competitive executive total compensation practices in an equitable manner.

     This report is submitted by the members of the Compensation Committee: Eugene B. Price II and Michael D. Sholtis.

OTHER ITEMS

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth, as of July 23, 2007, certain information with respect to the beneficial ownership of our common stock by (a) each person we know to be the beneficial owner of more than 5% of our outstanding common stock, (b) each of our officers and directors and (c) all of our directors and officers as a group. Except as noted in the footnotes to the table below, each person has sole voting and investment power with respect to the shares beneficially owned. As of July 23, 2007, we had 5,659,644 shares of our common stock outstanding.

		% of Class
Name Beneficial Owner (1)	# of Shares	Outstanding
Eugene B. Price II (2)	75,667	1.3%
Michael D. Sholtis (2)	6,250	*
T. Jefferson Straub (2)	6,250	*
Paul M. Wyandt (3)	15,000	*
Steven P. Wyandt (4)	1,298,349	22.9%
All directors and current officers as a group (5 persons)	1,386,516	24.7%

Haresh T. Tharani (5)	892,260	15.7%
____________________

* Less than one percent.
(1)	Except as otherwise indicated in the following footnotes, the address of each beneficial owner is c/o Nitches, Inc., 10280 Camino Santa Fe, San Diego, CA 92121.
(2)	Includes 6,250 shares issuable upon the exercise of outstanding options to purchase common stock.
(3)	Includes 15,000 shares issuable upon the exercise of outstanding options to purchase common stock.
(4)	A portion of the shares beneficially owned by Mr. Wyandt are owned indirectly in trusts, the terms of which establish sole voting power in Mr. Wyandt.
(5)	Includes (i) 292,260 restricted shares Mr. Tharani received as a result of our acquisition of Designer Intimates, Inc.; (ii) 600,000 shares controlled through Taresha LLC issued in connection with our acquisition of the Home Décor assets of Taresha LLC. This shareholder’s address is 1400 Broadway, 33rd Floor, New York, NY 10018.

Certain Relationships and Related Transactions

     On June 24, 2006, we entered into an Asset Purchase Agreement with Taresha LLC, a New Jersey limited liability corporation, to acquire from Taresha substantially all of the assets of its Home Décor business as of July 1, 2006. As a result of this transaction, Taresha became the beneficial owner of more than 10% of our outstanding shares of common stock. Mr. Haresh Tharani is the controlling equity owner of Taresha. Mr. Tharani was one of our shareholders at the time of the Taresha transaction and was the controlling shareholder of Designer Intimates, Inc., which we acquired on October 24, 2005. There are no agreements or arrangements in place to appoint Mr. Tharani or any representatives of Taresha to serve on our board of directors or as one of our executive officers.

Shareholder Proposals

     The deadline for submitting shareholder proposals for inclusion in our proxy statement and form of proxy for the next annual meeting of shareholders is March 27, 2008, assuming the next annual meeting is held on approximately the same month and day as this annual meeting. Proposals received after March 27, 2008 will be considered untimely. If the next annual meeting is changed by more than 30 days from the date of this year’s annual meeting, the deadline is a reasonable time before we begin to print and mail proxy materials. In addition, the acceptance of such proposals is subject to SEC guidelines.

Annual Report & Available Information

     Our annual report on Form 10-K, as amended, for the fiscal year ended August 31, 2006 accompanies this proxy statement but does not constitute a part of the proxy soliciting material. A copy of such annual report, including financial statements but without exhibits, is available without charge to any person whose vote is solicited by this proxy upon written request to the address below. Copies also may also be obtained through the SEC’s web site at www.sec.gov.

Nitches, Inc.
10280 Camino Santa Fe
San Diego, California 92121
Attention: Steven P. Wyandt

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, requires our directors and executive officers and persons who own more than ten percent of our common stock to file with the Securities and Exchange Commission, or SEC, initial reports of ownership and reports of changes in ownership of our common stock. Upon filing any such report with the SEC, the filing person must furnish us with a copy of such report. To our knowledge, based solely upon a review of the copies of such reports furnished to us and representations that no other reports were required, all reports required by Section 16(a) of the Exchange Act during fiscal year 2006 were filed on a timely basis.

Householding of Annual Meeting Materials

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report to stockholders may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request. To make such a request, please contact us at Nitches, Inc., 10280 Camino Santa Fe, San Diego, California 92121, Attention: Steven P. Wyandt or at (858) 625-2633. Any stockholder who wants to receive separate copies of our proxy statement or annual report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker, or other nominee record holder, or the stockholder may contact us at the above address and phone number.

By Order of the Board of Directors

July 25, 2007	/s/ Steven P. Wyandt
San Diego, CA	Steven P. Wyandt, Chairman

PROXY - NITCHES, INC.
ANNUAL MEETING OF SHAREHOLDERS – August 29, 2007

     The undersigned shareholder(s) of Nitches, Inc. (the "Company") hereby appoints Steven P. Wyandt the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 10280 Camino Santa Fe, San Diego, California, on August 29, 2007 at 9:30 a.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

Proposal 1.		Election of the following five (5) persons to the Board of Directors of the Company to serve until the 2008 Annual Meeting of Shareholders and until their successors are elected and have qualified:

		Steven P. Wyandt	Paul M. Wyandt	Eugene B. Price II

		T. Jefferson Straub	Michael D. Sholtis

	☐	FOR all nominees listed above (except as marked to the contrary)
	☐	WITHHOLD AUTHORITY to vote for all nominees listed above. A shareholder may withhold authority to vote for any nominee by drawing a line through or otherwise striking out the name of such nominee.

If no specification is made, the votes represented by this proxy will be cast FOR the election of the nominees listed above. This proxy vests discretionary authority to cumulate votes for directors.

In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. Shareholders who are present at the meeting may withdraw their proxy and vote in person if they so desire. This proxy is solicited on behalf of the Board of Directors.

Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ______________________________, 2007

Signature

Signature if held jointly

Printed Name(s)

I (We) will ☐ will not ☐ attend the Annual Meeting in person.

NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.